UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2015 (March 16, 2015)

HEALTHSTREAM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

HealthStream, Inc. (the “Company”) hereby amends its Current Report on Form 8-K dated March 16, 2015, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of HealthLine Systems, LLC, a California limited liability company, the legal successor to HealthLine Systems, Inc., “HLS”, within the time period permitted under Item 9.01 of Form 8-K. Except for the filing of the financial statements and pro forma financial information required by Item 9.01, and the consent of Lattimore Black Morgan & Cain, PC filed herewith as Exhibit 23.1, there are no changes to the initial Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business

The audited consolidated financial statements of HLS as of and for the years ended December 31, 2014 and 2013 and the notes related thereto are filed as Exhibit 99.1 and are hereby incorporated by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined condensed financial information of the Company and HLS as of and for the year ended December 31, 2014, including notes related thereto, are filed as Exhibit 99.2 and are hereby incorporated by reference.

(d)	Exhibits

23.1	Consent of Lattimore Black Morgan & Cain, PC, Independent Auditor of HLS.

99.1	Audited Consolidated Financial Statements of HLS as of and for the years ended December 31, 2014 and 2013.

99.2	Unaudited pro forma combined condensed financial information of the Company and HLS as of and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Gerard M. Hayden
Gerard M. Hayden
Chief Financial Officer
April 14, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Lattimore Black Morgan & Cain, PC, Independent Auditor of HLS

99.1	Audited Consolidated Financial Statements of HLS as of and for the years ended December 31, 2014 and 2013.

99.2	Unaudited pro forma combined condensed financial information of the Company and HLS as of and for the year ended December 31, 2014.

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